
j2 Global
Inform. Connect. Empower.

Investors Presentation

(Based on First Quarter 2013 Results)

May 8, 2013

j2 eFax eVoice FuseMail campaigner KeepItSafe onebox ZIFF DAVIS

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the "2013 Guidance" slide. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of May 8, 2013 and we undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per user
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Digital media content quality, website traffic, analytics and advertising levels
- Regulatory developments and taxes

All information in this presentation speaks as of May 8, 2013 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from other similar providers with regard to price, service, content and functionality
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Inadequate intellectual property protection, expiration of key patents or violations of third party intellectual property rights
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2013 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Financial Highlights

CLOUD: Q1 2013 Non-GAAP Results

	Q1 2013 Non-GAAP	
	$	Margin
Revenues	$90.7M	
Gross Profit/Margin	$74.3M	81.9%
Operating Profit/Margin	$39.4M	43.4%
EBITDA (1)	$45.0M	49.6%

- 4.7% increase in revenue vs. prior comparable quarter
- Revenue and Operating Margin in-line with j2 Cloud budget

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation and associated payroll taxes and (2) certain acquisition-related transition costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for reconciliation of EBITDA to Net Income.

MEDIA: Q1 2013 Non-GAAP Results

	Q1 2013 Non-GAAP $	Margin
Revenues	$22.9M	
Gross Profit/Margin	$19.4M	84.7%
Operating Profit/Margin	$0.0M	0.0%
EBITDA (1)	$3.2M	14.0%

- Reflects partial quarter results for IGN (acquired February 1)
- Q1 is seasonally the weakest quarter for the media business
- In-line with our j2 media budget

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation and associated payroll taxes and (2) certain acquisition-related transition costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for reconciliation of EBITDA to Net Income.

Consolidated: EBITDA to Non-GAAP Net Income Reconciliation

	Q1 2013 Non-GAAP
EBITDA - Cloud	$45.0M
EBITDA – Media	$3.2M
Total EBITDA	**$48.2M**
Less: Depreciation & amortization	$8.8M
Less: Interest income and expense, net	$4.6M
Pre-Tax Income	**$34.8M**
Tax Expense	$8.0M
Non-GAAP Net Income	**$26.8M**

(1) Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes and certain acquisition-related integration costs, in each case net of tax, totaling $0.08. See slide 24 for a reconciliation to earnings per diluted share. Non-GAAP net income amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation and associated payroll taxes and (2) certain acquisition-related transition costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(3) Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit from share-based compensation. See slide 23 for a reconciliation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Business Cloud Services

Q1 2013 BCS Highlights

- Online Fax:
  - Acquired MetroFax in March 2013
  - Corporate revenues up 9%+ YoY
    - Contract dollar value up 41% YoY
    - Number of new deals up 144% YoY
    - Corporate Telesales – Avg. DIDs per deal is up 3%, number of DIDs per month up 32%
- Online Backup / KeepItSafe®
  - Revenues up ~60% YoY, profitable since 2012
  - Acquired Backup Connect (NL) in April 2013
  - Through organic growth and acquisition we are the #1 in our category in New Zealand, Ireland & The Netherlands
  - Customer Service / Data Center operations setup in The Netherlands
  - Official online backup provider of the Miami Dolphins

Invest in Cross-Sell & Up-Sell: Database Marketing

- Launched Successful Cross-Sell Test in March 2011
- Increasing R&D Spend for People and Systems
- Strong and Improving Cross-Sell Results
  - 37.6k New Accounts
  - $4.6M in Media Value
  - j2.com Cross-Sell Sites/1.0Mil visits/8.3K Signups Since Launch
- Cross-selling efforts delivered 5,500+ new cloud services accounts (+15% vs. prior quarter / + 24% YOY)



Total Cross-Sold Signups
Thousands
0
5
10
15
20
25
30
35
40
2.0
5.0
8.7
12.8
17.5
21.5
26.3
30.8
37.6
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13

Intellectual Property Licensing

- Filed first patent application in 1997, with patent issuing in late 2000.
- Launched patent licensing program in 2004.
- As reported in 8-K filed with SEC on 4/25/13, licensed patents for $27MM plus royalties if online SOHO sales thresholds are met.
- To date, j2 has received over $51M in cash licensing payments
- j2's patent licensing program is net cash positive, with future revenues from existing programs expected to flow-through at high profit margins
- Although smaller in size, we anticipate more settlements throughout the year
- Revenue pipeline expected to last for several years
- Continue to seek, develop and acquire intellectual property to further enhance our portfolio and continue our licensing revenue stream

j2 Digital Media

Ziff Davis Overview Q1 2013 vs. Q1 2012

Web Traffic (1)



Traffic in Millions
350
300
250
200
150
100
50
0
80
95
238
308
Q1 '12
Q1 '13
Visits
Q1 '12
Q1 '13
Page Views

Revenue & EBITDA (2)



Revenue in Millions
$14
$12
$10
$8
$6
$4
$2
$0
EBITDA
EBITDA in Millions
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
Q1 2012
Q1 2013
Revenue
$9.7
$11.8
EBITDA
$0.6
$1.5

- Strong YoY Growth for Ziff Davis
  - 19% increase in web traffic visits
  - 30% increase in page views
  - Revenue up 22% to $11.8 million from $9.7 million in Q1 2012
  - EBITDA up 152% in Q1 2013 from Q1 2012

(1) Web Traffic figures based on Omniture and Google Analytics

(2) EBITDA is defined as net income plus interest and other expense, net, income tax expense, depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation expense and the associated payroll taxes and (2) certain acquisition and related exit costs. See slide 24 for reconciliation of EBITDA to Net Income.

IGN Integration Update

- All plan reductions have occurred - integration on track
- Exited IPL, GameSpy, UGO & 1UP
- Reduced headcount by 85
- Cut $2.3MM in non-staff operational expense
- Reduced rent cost by $1.4MM (annualized basis)

2013 Financial Outlook

2013 Guidance - Increasing Outlook

- During Q2 2013, j2 closed a patent license agreement and received $27 million. j2 currently estimates it will generate fiscal 2013 revenues and earnings per diluted share associated with past damages from this transaction in amounts exceeding $10 million and $0.13, respectively.
- Accordingly, j2 is increasing both its fiscal 2013 revenues and non-GAAP earnings per diluted shares estimates by equal amounts as follows:

Revenues	**$510M - $535M**
Non-GAAP EPS (1)	**$2.78 - $2.98**

(1) Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, acquisition related integration costs, in each case net of tax. It is anticipated that the normalized tax rate for 2013 (exclusive of the release of reserves for uncertain tax positions) will be between 25% and 27%.

Quarterly Dividend

Quarterly Dividend

Timing

- **Record Date – May 20th**
- **Payment Date – June 4th**

Payment Amount

- **$0.24 Per Share**
- **~ $10M of Cash**

Designed Not to Impact Operational or M&A Activities

Supplemental Information

Metrics - Cloud

j2 Cloud

	2011 Q1	2011 Q2	2011 Q3	2011 Q4	2011 Total	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2013 Q1
Total GAAP Revenues [1]	$73,384	$85,676	$86,026	$85,072	$330,158	$86,652	$89,465	$93,245	$92,322	$90,739
Adjustment	$10,326	$0	$0	$0	$10,326	$0	$0	$0	$0	$0
Total Non GAAP Revenues	$83,710	$85,676	$86,026	$85,072	$340,484	$86,652	$89,465	$93,245	$92,322	$90,739
Fixed Subscriber Revenues	$67,801	$69,222	$70,364	$69,513	$276,900	$70,227	$72,187	$72,284	$72,021	$71,387
Variable Subscriber Revenues	15,393	16,076	15,257	14,652	61,378	14,598	15,884	17,181	18,135	18,115
Subscriber Revenues	$83,194	$85,298	$85,622	$84,165	338,278	$84,825	$88,071	$89,466	$90,156	$89,503
Other Licenses Revenues	516	378	405	907	2,206	1,827	1,394	3,779	2,166	1,236
Total Revenues	$83,710	$85,676	$86,026	$85,072	340,484	$86,652	$89,465	$93,245	$92,322	$90,739
DID - Based Revenues	$77,432	$79,544	$79,856	$78,398	$315,230	$78,561	$81,620	$83,102	$83,657	$82,605
Non-DID Revenues	6,278	6,132	6,171	6,674	25,255	8,091	7,845	10,143	8,665	8,134
Total Revenues	$83,710	$85,676	$86,026	$85,072	340,485	$86,652	$89,465	$93,245	$92,322	$90,739
Subscriber Revenues/Total Revenues	99.4%	99.6%	99.5%	98.9%	99.4%	97.9%	98.4%	95.9%	97.7%	98.6%
DID - Based/Total Revenues	92.5%	92.8%	92.8%	92.2%	92.6%	90.7%	91.2%	89.1%	90.6%	91.0%
% Fixed Subscriber Revenues	81.5%	81.2%	82.2%	82.6%	81.9%	82.8%	82.0%	80.8%	79.9%	79.8%
% Variable Subscriber Revenues	18.5%	18.8%	17.8%	17.4%	18.1%	17.2%	18.0%	19.2%	20.1%	20.2%
Paid DIDs [2]	1,929,540	1,960,698	1,993,556	2,002,892		2,025,199	2,057,994	2,077,057	2,093,941	2,155,122
Average Monthly Revenue/DID [3]	$13.30	$13.49	$13.27	$12.91		$12.85	$13.19	$13.27	$13.31	$12.98
Cancel Rate [4]	2.6%	2.4%	2.5%	2.6%		2.4%	2.3%	2.3%	2.2%	2.4%

(in Thousands)

[1] In Q1 2011, the Company made a change in the estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.
[2] Paid DIDs reflect reserves for: anticipated product migration and/or price increase and a non-recurring adjustment for data clean up.
[3] Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter.
[4] Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within the same calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

Metrics – Media & Consolidated

j2 Media

		2011 Q1	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2013 Q1
Web Traffic [1]	(in Millions)									
Visits		45	49	57	72	80	80	82	104	377
Pageviews		153	164	191	243	238	285	264	344	1,249

j2 Consolidated

		2011 Q1	2011 Q2	2011 Q3	2011 Q4	2012 Q1	2012 Q2	2012 Q3	2012 Q4	2013 Q1
Total GAAP Revenues [2]	(in Thousands)	$73,384	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$102,033	$113,617
Adjustment		$10,326	$0	$0	$0	$0	$0	$0	$0	-$44
Total Non GAAP Revenues		$83,710	$85,676	$86,026	$85,072	$86,652	$89,465	$93,245	$102,033	$113,573
Cash & Investment	(millions)	$126.7	$171.7	$193.8	$220.9	$193.3	$206.8	$469.8	$343.6	$310.1
Free Cash Flow [3]	(millions)	$38.2	$42.0	$37.2	$40.1	$38.1	$45.6	$37.1	$45.2	$38.4
Diluted EPS - GAAP		$ 0.66	$ 0.61	$ 0.54	$ 0.62	$ 0.60	$ 0.67	$ 0.69	$ 0.65	$ 0.49
Diluted EPS - Non-GAAP		$ 0.60	$ 0.65	$ 0.64	$ 0.64	$ 0.64	$ 0.70	$ 0.65	$ 0.70	$ 0.58
EBITDA [4]	(millions)	$ 32.9	$ 45.8	$ 46.0	$ 47.4	$ 45.0	$ 47.5	$ 52.4	$ 54.0	$ 48.2

[1] Web Traffic figures based on Omniture and Google Analytics

[2] In Q1 2011, the Company made a change in the estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.

[3] Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 21 for computation and reconciliation of free cash flow.

[4] EBITDA is defined as net income plus interest and other expense, net, income tax expense, depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation expense and the associated payroll taxes and (2) certain acquisition and related exit costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 21 for reconciliation of EBITDA to Net Income.

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow [1]

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13
Net cash provided by operating activities	$38.153	$42.398	$28.682	$41.515	$38.942	$46.382	$38.193	$46.394	$40.048
Less: Purchases of property and equipment	($0.625)	($1.860)	($2.590)	($1.769)	($1.159)	($1.631)	($0.956)	($1.159)	($1.933)
Add: Excess tax (deficiency) benefit from share-based compensation	$0.679	$1.443	$11.124	$0.315	$0.286	$0.821	($0.091)	($0.055)	$0.280
Free cash flows	**$38.207**	**$41.981**	**$37.216**	**$40.061**	**$38.069**	**$45.572**	**$37.146**	**$45.180**	**$38.395**

EBITDA [2]

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13
Net income	$30.935	$28.514	$25.498	$29.819	$28.539	$31.188	$31.650	$30.286	$22.771
Plus:									
Interest and other expense, net	$0.327	($0.299)	($0.290)	($0.904)	$0.719	($0.809)	$2.747	$4.583	$4.716
Income tax expense	($8.195)	$9.729	$11.236	$9.580	$8.352	$9.648	$7.880	$7.379	$5.500
Depreciation and amortization	$5.107	$4.972	$7.064	$7.170	$4.906	$5.274	$7.755	$8.901	$8.794
Reconciliation of GAAP to Non-GAAP financial measures:									
Share-based compensation	$2.253	$2.252	$2.356	$2.310	$2.363	$2.161	$2.417	$2.287	$2.348
Exit costs	$2.511	$0.659	$0.112	($0.554)	$0.149	$0.000	$0.000	$0.585	$4.094
EBITDA	$32.938	$45.827	$45.976	$47.421	$45.028	$47.462	$52.449	$54.021	$48.223

[1] Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

[2] EBITDA is defined as net income plus interest and other expense, net, income tax expense, depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation expense and the associated payroll taxes and (2) certain acquisition and related exit costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Q1 GAAP Reconciliation Non-GAAP Earnings & EPS

($ in thousands)

	THREE MONTHS ENDED MARCH 31, 2013				THREE MONTHS ENDED MARCH 31, 2012			
	GAAP	(1) Share-based Compensation	(2) Acquisition and Exit Costs	Non-GAAP	GAAP	(1) Share-based Compensation	(2) Acquisition and Exit Costs	Non-GAAP
Revenues	113,617	—	(44)	113,573	86,652	—	—	86,652
Cost of revenues	20,235	(214)	(88)	19,933	15,864	(242)	(6)	15,616
Operating expenses:								
Sales and marketing	29,638	(418)	(992)	28,228	14,860	(375)	(90)	14,395
Research, development and engineering	6,746	(106)	(579)	6,061	4,489	(116)	(5)	4,368
General and administrative	24,011	(1,610)	(2,479)	19,922	13,829	(1,630)	(48)	12,151
Income tax provision [(3)]	$ 5,500	774	1,763	$ 8,037	$ 8,352	733	34	9,119
Net income attributable to j2 Global, Inc. common stockholders	$ 22,922	1,574	2,331	$ 26,827	$ 28,539	1,630	115	$ 30,284
Net income per share attributable to j2 Global, Inc. common stockholders*:								
Basic	$ 0.50	0.03	0.05	$ 0.58	$ 0.61	0.03	0.00	$ 0.64
Diluted	$ 0.49	0.03	0.05	$ 0.58	$ 0.60	0.03	0.00	$ 0.64

Non-GAAP net income are GAAP net income with the following modifications: (1) elimination of share-based compensation expense and the associated payroll taxes; (2) elimination of certain acquisition and related exit costs; (3) elimination of gain on sale of certain investments and (4) elimination of income tax provision associated with share-based compensation and associated payroll taxes, certain acquisition and related exit costs.

Cloud & Media GAAP Reconciliation EBITDA

EBITDA CLOUD & MEDIA Q1 2013 [(1)]		
	CLOUD	MEDIA
Net income (loss)	$25.9M	($3.1M)
Interest and other expense, net	$3.3M	$1.4M
Income tax expense (benefit)	$7.8M	($2.3M)
Depreciation and amortization	$5.6M	$3.2M
Reconciliation of GAAP to Non-GAAP financial measures:		
Share-based compensation	$2.3M	-
Exit costs	$0.1M	$4.0M
EBITDA	$45.0M	$3.2M

[(1)] EBITDA is defined as net income plus interest and other expense, net, income tax expense, depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation expense and the associated payroll taxes and (2) certain acquisition and related exit costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Ziff Davis GAAP Reconciliation EBITDA

($ in thousands)

EBITDA (1)	Q1'12	Q1'13
Net income (loss)	($146)	($1,565)
Interest and other expense, net	$38	$1,349
Income tax expense (benefit)	($268)	($1,184)
Depreciation and amortization	$776	$2,212
Reconciliation of GAAP to Non-GAAP financial measures:		
Exit costs	$195	$685
EBITDA	**$595**	**$1,497**

(1) EBITDA is defined as net income plus interest and other expense, net, income tax expense, depreciation and amortization and the items used to reconcile GAAP to Non-GAAP financial measures, including (1) share-based compensation expense and the associated payroll taxes and (2) certain acquisition and related exit costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Note Ratios & Covenants

		$250 Million Senior Unsecured Notes 3/31/2013 Actual	% of Total
Total Cash & Investments	$	310.1	
Total Debt	$	250.0	11.5%
Total Market Capitalization [(1)]	$	1,919.8	88.5%
EBITDA - LTM 3/31/13 [(2)]	$	193.4	
Ratios			
Leverage Ratio - Debt / EBITDA LTM		1.29x	
Fixed Charge Ratio - EBITDA LTM / Interest Expense [(3)]		9.39x	
Lien Debt		1.29x	

Covenants

Restricted Payments are Limited if Leverage Ratio is greater than 1.75
Fixed Charge Ratio - Must not be less than 2.0 to 1.0 to incur additional debt
Lien Debt - Leverage ratio must not be worse than 2.0 to 1.0

Note: Dollars in millions.
(1) Market value of equity based on a closing share price of $41.80 as of 5/7/13 and total shares outstanding of 45.9mm.
(2) EBITDA per our Bond Indenture agreement is defined as Net income plus fixed charges, income taxes, depreciation and amortization, share-based compensation, foreign currency gains and losses and certain acquisition related integration costs. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 21 for reconciliation of EBITDA to Net Income.
(3) Interest Expense has been annualized as senior note has been outstanding less than 12 months



j2 Global

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